First Quarter Fiscal Year 2020 Earnings Presentation February 6, 2020 Nasdaq: OCSL Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Capital Management, L.P. (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2019. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of December 31, 2019.

Highlights for the Quarter Ended December 31, 2019 $6.61 per share as of December 31, 2019, up $0.01 as compared to $6.60 as of September 30, 2019 NAV has grown by $59 million ($0.42 per share) and $111 million ($0.79 per share) since December 31, 2018 and December 31, 2017, respectively Eighth consecutive quarter of NAV growth Net Asset Value Adjusted Net Investment Income1 $0.10 per share for the quarter ended December 31, 2019 as compared to $0.12 for the quarter ended September 30, 2019 Dividends Paid a distribution of $0.095 per share during the quarter ended December 31, 2019 Board of Directors declared a dividend of $0.095 per share payable on March 31, 2020 to stockholders of record as of March 13, 2020 Investment Activity $134 million of new investment commitments and received $97 million of proceeds from prepayments, exits, other paydowns and sales 90% of new investment commitments were first lien and 10% were second lien 8.1% weighted average yield on new investment commitments Originated $112 million at a weighted average yield of 8.7% from January 1, 2020 through January 31, 2020 Non-Core Investment Exits Exited $26 million of non-core investments in three companies Non-core investments have been reduced by $719 million or 80% since September 30, 2017, and core investments have more than doubled to over $1.0 billion over the same period 1See page 19 for a description of this non-GAAP measure and a reconciliation from net investment income per share to adjusted net investment income per share. 2Excludes investments in Senior Loan Fund JV I (“Kemper JV”), a joint venture that invests primarily in middle market and other corporate debt securities.

Compelling Track Record of NAV Performance Under Oaktree Management NAV and Cumulative Distributions Paid Per Share 1Cumulative distributions declared and paid from December 31, 2017 through December 31, 2019. 1

Portfolio Summary as of December 31, 2019 (As % of total portfolio at fair value; $ in millions) (As % of total portfolio at fair value) Portfolio Composition Top 10 Industries2,3 Portfolio Characteristics (at fair value) Note:Numbers may not sum due to rounding. 1Excludes investments in the Kemper JV. 2Excludes multi-sector holdings, which is primarily comprised of investments in the Kemper JV. 3Based on GICS sub-industry classification. $1.5 billion at fair value invested in 106 companies 91% of the total portfolio consists of debt investments $15 million average debt investment size1 8.6% weighted average yield on debt investments 91% of debt portfolio consists of floating rate investments $0.5 million or 0.03% of the total debt portfolio at fair value is on non-accrual

Portfolio Diversity OCSL’s portfolio is diverse across borrowers and industries (As % of total portfolio at fair value) Portfolio by Industry1,2 Diversity by Investment Size Top 10 Investments 27% Next 15 Investments 24% Remaining 80 Investments 40% Kemper JV 9% As of December 31, 2019 Note:Numbers may not sum due to rounding. 1Excludes investments in the Kemper JV. 2 Based on GICS industry classification. Industry Group % of Portfolio Software 13.7% IT Services 10.8% Healthcare Providers & Services 8.4% Biotechnology 6.9% Insurance 6.4% Pharmaceuticals 4.7% Diversified Financial Services 4.2% Oil, Gas & Consumable Fuels 3.2% Professional Services 3.2% Auto Components 3.1% Real Estate Management & Development 2.9% Healthcare Technology 2.8% Remaining 24 Industries 29.6% (As % of total portfolio at fair value)

Debt Portfolio Company Metrics OCSL’s portfolio has transitioned into higher quality, larger borrowers with lower leverage, reflecting our defensive investment approach Debt Portfolio Company EBITDA1 Debt Portfolio Company Leverage1 Median Debt Portfolio Company EBITDA ($ in millions) Source: S&P Global Market Intelligence. 1 Excludes negative EBITDA borrowers, investments in aviation subsidiaries and recurring revenue software investments. 2 Excludes one investment on non-accrual and one venture capital investment. 3Represents average debt multiples for 1Q-3Q 2019. 4Represents average debt multiples for CY 2019. 9/30/17 9/30/18 9/30/19 12/31/19 $50 $103 $155 $156 2 3 4

Non-Core Investments: 13% of portfolio Non-Core Investments: 63% of portfolio Historical Portfolio Progression ($ in millions; at fair value) Portfolio by Category1 -80% since 9/30/17 Non-Core Investments 1Excludes investments in the Kemper JV. 2Exited publicly traded equity position in Yeti Holdings subsequent to December 31, 2019. 3Other non-core investments includes liquid debt investments, investments in aviation entities, equity investments and non-accruals. +126% since 9/30/17 Core Investments Other Non-Core Investments: 3 Non-core portfolio has been reduced by $719 million (80%) since September 30, 2017 Exited seven investments on non-accrual, realizing $55 million of gains since September 30, 2017 Exited 63 other non-core investments and non-core performing private loans, realizing $23 million of gains since September 30, 2017 Core portfolio has grown by $650 million (126%) since September 30, 2017 2

Note:Numbers may not sum due to rounding. 1Excludes equity positions in non-accrual debt positions and equity in aviation entities. 2Exited publicly traded equity position in Yeti Holdings subsequent to December 31, 2019. Non-Core Investment Portfolio Detail Non-Core Investment Portfolio Characteristics Private Loans $69 million at fair value in four companies Average debt price: 93.3% Exited $18 million at par during the quarter ended December 31, 2019 Equity Investments1 $71 million at fair value in 23 positions and limited partnership interests in two third-party managed funds $15 million at fair value in Yeti Holdings common stock; fully exited subsequent to December 31, 2019 Aviation $16 million at fair value in one aircraft Liquid Debt Investment $3 million at fair value in one company Debt price: 87.3% Exited $6 million second lien investment during the quarter ended December 31, 2019 at par Non-Accruals $0.5 million at fair value in three companies Average debt price: 0.6% (As % of non-core investment portfolio at fair value; $ in millions) Non-Core Investments by Type (At fair value; $ in millions) Non-Core Portfolio Composition $174 2 2

Q1 2020 Portfolio Originations $134 million of new investment commitments $136 million of new funded investments1 13 portfolio companies diversified across 11 industries 8.1% weighted average yield at cost of new debt investments 100% of new debt investment commitments at floating rates 90% of new investments also held by other Oaktree funds $112 million of originations from January 1, 2020 through January 31, 2020 8.7% weighted average yield at cost 94% first lien New Investment Highlights (As % of new investment commitments; $ in millions) New Investment Composition ($ in millions) Historical Originations, Exits and Leverage Note:Numbers rounded to the nearest million or percentage point and may not sum as a result. 1 New funded investments includes drawdowns on existing revolver commitments. 2Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 1 2

Financial Highlights 1See page 19 for a description of this non-GAAP measure and a reconciliation from net investment income per share to adjusted net investment income per share. 2Net of unamortized financing costs. ($ in thousands, except per share amounts) As of 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 GAAP Net Investment Income per Share $0.06 $0.12 $0.12 $0.13 $0.12 Adjusted Net Investment Income per Share1 $0.10 $0.12 $0.12 $0.13 $0.12 Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $0.04 $(0.02) $0.02 $0.33 $0.08 Earnings (loss) per Share $0.10 $0.10 $0.14 $0.46 $0.20 Distributions per Share $0.095 $0.095 $0.095 $0.095 $0.095 NAV per Share $6.61 $6.60 $6.60 $6.55 $6.19 Weighted Average Shares Outstanding 140,961 140,961 140,961 140,961 140,961 Investment Portfolio (at Fair Value) $1,467,627 $1,438,042 $1,455,031 $1,504,888 $1,464,885 Total Assets $1,516,600 $1,481,038 $1,485,016 $1,541,317 $1,541,524 Total Debt Outstanding2 $536,468 $473,367 $537,278 $592,178 $607,141 Total Net Assets $931,082 $930,630 $930,050 $923,456 $872,362 Total Leverage 0.58x 0.51x 0.58x 0.64x 0.70x Weighted Average Interest Rate on Debt Outstanding 4.5% 4.8% 5.1% 5.1% 5.3%

OAKTREE
OCSL | Specialty Lending Corporation

Portfolio Highlights

	As of				
($ in thousands)	**12/31/2019**	**9/30/2019**	**6/30/2019**	**3/31/2019**	**12/31/2018**
Investments at Fair Value	$1,467,627	$1,438,042	$1,455,031	$1,504,888	$1,464,885
Number of Portfolio Companies	106	104	105	110	110
Average Portfolio Company Debt Investment Size	$15,300	$15,300	$15,400	$15,000	$15,000
Asset Class:					
First Lien	56.7%	53.5%	54.0%	51.8%	52.2%
Second Lien	22.8%	25.1%	25.8%	27.1%	27.8%
Unsecured Debt	4.8%	5.7%	7.0%	8.0%	7.8%
Equity	6.7%	6.7%	4.3%	4.2%	3.3%
Limited Partnership Interests	0.2%	0.2%	0.2%	0.5%	0.5%
Kemper JV	8.8%	8.8%	8.8%	8.4%	8.4%
Interest Rate Type for Debt Investments:					
% Floating-Rate	90.6%	89.8%	88.5%	86.3%	86.6%
% Fixed-Rate	9.4%	10.2%	11.5%	13.7%	13.4%
Yields:					
Weighted Average Yield on Debt Investments[1]	8.6%	8.9%	8.7%	9.0%	8.7%
Cash Component of Weighted Average Yield on Debt Investments	7.8%	8.1%	8.0%	8.3%	8.0%
Weighted Average Yield on Total Portfolio Investments[2]	7.9%	8.2%	8.2%	8.3%	8.1%

[1] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on debt investments in the Kemper JV.*
[2] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on debt investments in the Kemper JV.*

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Investment Activity ($ in thousands) As of 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 New Investment Commitments $134,200 $138,400 $66,800 $100,000 $231,100 New Funded Investment Activity1 $136,200 $128,500 $74,100 $111,100 $162,400 Proceeds from Prepayments, Exits, Other Paydowns and Sales $97,000 $139,000 $138,300 $120,700 $208,300 Net New Investments2 $39,200 $(10,500) $(64,200) $(9,600) $(45,900) New Investment Commitments in New Portfolio Companies 9 5 3 5 14 New Investment Commitments in Existing Portfolio Companies 3 4 4 1 3 Portfolio Company Exits 7 7 8 4 14 Weighted Average Yield at Cost on New Debt Investments 8.1% 7.7% 8.0% 8.7% 9.9% 1New funded investment activity includes drawdowns on existing revolver commitments. 2Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.

Net Asset Value Per Share Bridge Note:Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. 1Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 1 1

Capital Structure Overview ($ in millions) ($ in millions) (As % of total funding sources) ($ in millions) Funding Sources and Credit Ratings Funding Sources by Type Historical Principal Outstanding and Leverage Ratio Maturity Profile of Liabilities Committed Principal Outstanding Interest Rate Maturity Credit Facility $700 $378 LIBOR+2.00%1 2/25/2024 2024 Notes2 75 75 5.875% 10/30/2024 2028 Notes 86 86 6.125% 4/30/2028 Total $861 $539 As of December 31, 2019 1Interest rate spread can increase up to 2.25% depending on the senior coverage ratio. 2The Company will redeem 100% of the 5.875% 2024 Notes on March 2, 2020. Target Leverage Ratio: 0.70x-0.85x debt-to-equity No debt maturities until 2024 Issuer Credit Ratings: Moody’s: Baa3 (stable) Fitch: BBB- (stable) 2

Joint Venture Summary ($ in millions; at fair value) ($ in millions; at fair value) (As % of total portfolio at fair value) Joint Venture Overview Portfolio Summary Joint Venture Structure Debt Portfolio Top Ten Industries1 As of December 31, 2019 1Based on GICS sub-industry classification. Joint venture between OCSL and Kemper Corporation that primarily invests in senior secured loans of middle market companies as well as other corporate debt securities Capitalized pro rata by OCSL (87.5%) and Kemper (12.5%) Funded by $250 million credit facility: 12/31/19 9/30/19 6/30/19 3/31/19 Total investments $330 $345 $329 $326 Number of debt investments 51 51 51 49 Average issuer size $6 $7 $6 $7 Largest issuer size $11 $11 $11 $11 Wt. avg. debt portfolio yield 6.5% 6.7% 6.9% 6.9% Leverage ratio 1.3x 1.2x 1.3x 1.3x Credit Facility $190 Investment Portfolio $330 OCSL $128 (87.5%) Cash & Other Net Assets $6 Kemper $18 (12.5%) $ in millions) Committed Principal Outstanding Interest Rate Maturity Credit facility $250 $190 LIBOR + 2.1% June 2026 Current Leverage Ratio: 1.3x debt-to-equity Target Leverage Ratio: 2.0x debt-to-equity

Operate within target leverage range of 0.70x-0.85x debt-to-equity Opportunities to Increase Return on Equity As of December 31, 2019 Note:Numbers may not sum due to rounding. 1 Redeploy non-interest generating investments 2 Utilize additional investment capacity at the Kemper JV 3 0.58x debt-to-equity as of December 31, 2019, below target leverage range Would need to invest over $110 million in order to reach 0.70x Continue to be highly selective and patient given competitive market environment $101 million of non-interest generating investments, including $0.4 million of non-accruals and $100.8 million of equity investments Exited entire investment in Yeti Holdings common stock (~$15 million) since December 31, 2019 Received over $250 million in proceeds from exits of non-interest generating investments since September 30, 2017 Originated $44 million of investments across 9 issuers during the quarter ended December 31, 2019 1.3x leverage (debt-to-equity), below target leverage level of 2.0x $104 million of available investment capacity (assuming 2.0x leverage) We believe OCSL is well-positioned to enhance return on equity

Appendix

Historical Statement of Operations ($ in thousands, except per share amounts) For the three months ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Interest income $28,405 $30,662 $32,910 $34,309 $35,789 PIK interest income 1,161 1,187 1,198 2,280 832 Fee income 1,071 2,550 1,826 1,132 1,202 Dividend income 323 114 735 523 453 Total investment income 30,960 34,513 36,669 38,244 38,276 Base management fee 5,607 5,496 5,548 5,731 5,568 Part I incentive fees 2,988 3,545 3,787 3,813 3,728 Part II incentive fees 1,051 (403) 607 8,170 1,820 Interest expense 6,535 6,960 7,592 8,970 8,904 Other operating expenses1 1,743 1,799 1,893 1,752 2,503 Total expenses 17,924 17,397 19,427 28,436 22,523 Reversal of fees waived / (fees waived) 5,200 841 634 (7,901) (1,564) Net expenses 23,124 18,238 20,061 20,535 20,959 GAAP net investment income 7,836 16,275 16,608 17,709 17,317 Net realized and unrealized gains (losses) 6,167 (1,961) 3,551 46,685 10,987 Provision for income tax (expense) benefit (160) (343) (173) 91 (586) Net increase/decrease in net assets resulting from operations $13,843 $13,971 $19,986 $64,485 $27,718 Adjusted net investment income2 $14,087 $16,713 $17,293 $17,709 $17,317 1Includes professional fees, directors fees, administrator expenses and general and administrative expenses. 2See page 19 for a description of this non-GAAP measure and a reconciliation from net investment income to adjusted net investment income.

Reconciliation of Adjusted Net Investment Income ($ in thousands, except per share amounts) As of 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 GAAP net investment income $7,836 $16,275 $16,608 $17,709 $17,317 Part II incentive fee (net of waivers) 6,251 438 685 - - Adjusted net investment income $14,087 $16,713 $17,293 $17,709 $17,317 Per share: GAAP net investment income $0.06 $0.12 $0.12 $0.13 $0.12 Part II incentive fee (net of waivers) 0.04 0.00 0.00 0.00 0.00 Adjusted net investment income $0.10 $0.12 $0.12 $0.13 $0.12 Note: On a supplemental basis, the Company is disclosing adjusted net investment income and per share adjusted net investment income, each of which is a financial measure that is calculated and presented on a basis of methodology other than in accordance with U.S. GAAP (“non-GAAP”). Adjusted net investment income represents net investment income, excluding capital gains incentive fees ("Part II incentive fee"). The Company's management uses this non-GAAP financial measure internally to analyze and evaluate financial results and performance and believes that this non-GAAP financial measure is useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to capital gains incentive fees. The Company’s investment advisory agreement provides that a capital gains-based incentive fee is determined and paid annually with respect to realized capital gains (but not unrealized capital appreciation) to the extent such realized capital gains exceed realized capital losses and unrealized capital depreciation on a cumulative basis. Refer to Note 11 – Related Party Transactions in our Quarterly Report on Form 10-Q for further discussion. The Company believes that adjusted net investment income is a useful performance measure because it reflects the net investment income produced on the Company's investments during a period without giving effect to any changes in the value of such investments and any related capital gains incentive fees between periods. The presentation of adjusted net investment income is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation.

Contact: Michael Mosticchio, Investor Relations ocsl-ir@oaktreecapital.com